                                                                    EXHIBIT (16)

                   LIMITED MATURITY GOVERNMENT FUND - CLASS A SHARES TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                                   P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                            $12.19
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,024.63     =     ERV
One year period ended 12/31/97                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                 2.46%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                            $12.19
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,059.24     =     ERV
One year period ended 12/31/97                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                 5.92%     =     T


        TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                                   P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                            $12.19
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,203.48     =     ERV
One year period ended 12/31/97                                  5     =     n

TOTAL RETURN FOR THE PERIOD                                 3.77%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                            $12.19
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,243.54     =     ERV
One year period ended 12/31/97                                  5     =     n

TOTAL RETURN FOR THE PERIOD                                 4.46%     =     T

                LIMITED MATURITY GOVERNMENT FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION TEN YEAR PERIOD ENDED DECEMBER 31, 1997



Formula                                                   P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                            $12.19
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,783.62     =     ERV
One year period ended 12/31/97                                 10     =     n

TOTAL RETURN FOR THE PERIOD                                 5.96%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                            $12.19
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,843.53     =     ERV
One year period ended 12/31/97                                 10     =     n

TOTAL RETURN FOR THE PERIOD                                 6.31%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


Formula                                                   P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                            $12.19
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,861.64     =     ERV
Inception through 12/31/97                                  11.55     =     n

TOTAL RETURN FOR THE PERIOD                                  5.53%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                            $12.19
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,923.84     =     ERV
Inception through 12/31/97                                  11.55     =     n

TOTAL RETURN FOR THE PERIOD                                  5.83%    =     T

                LIMITED MATURITY GOVERNMENT FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                            ERV - P
                                  ---------
                                       P           =     T

Including Payment of the Sales Charge
Net Asset Value                                     $12.19
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $1,861.64      =     ERV

TOTAL RETURN FOR THE PERIOD                         86.16%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                     $12.19
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $1,923.84      =     ERV

TOTAL RETURN FOR THE PERIOD                         92.38%      =     T

                LIMITED MATURITY GOVERNMENT FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                                  P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                           $12.22
Initial Investment                                     $1,000.00     =     P
Ending Redeemable Value                                $1,020.76     =     ERV
One year period ended 12/31/97                                 1     =     n

TOTAL RETURN FOR THE PERIOD                                2.08%     =     T


Excluding Payment of the CDSC
Net Asset Value                                           $12.22
Initial Investment                                      $1000.00     =     P
Ending Redeemable Value                                $1,050.76     =     ERV
One year period ended 12/31/97                                 1     =     n

TOTAL RETURN FOR THE PERIOD                                5.08%     =     T

        TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                                   P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                            $12.22
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,197.51     =     ERV
One year period ended 12/31/97                                  5     =     n

TOTAL RETURN FOR THE PERIOD                                 3.67%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $12.22
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,197.51     =     ERV
One year period ended 12/31/97                                  5     =     n

TOTAL RETURN FOR THE PERIOD                                 3.67%     =     T

                LIMITED MATURITY GOVERNMENT FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997



Formula                                                   P(1+T)n     =     ERV


Including Payment of the CDSC
Net Asset Value                                            $12.22
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,240.87     =     ERV
Inception through 12/31/97                                   6.16     =     n

TOTAL RETURN FOR THE PERIOD                                 3.57%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $12.22
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,240.87     =     ERV
Inception through 12/31/97                                   6.16     =     n

TOTAL RETURN FOR THE PERIOD                                 3.57%     =     T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                                   ERV - P
                                         ---------
                                             P                 =     T

Including Payment of the CDSC
Net Asset Value                                            $12.22
Initial Investment                                      $1,000.00      =     P
Ending Redeemable Value                                 $1,240.87      =     ERV

TOTAL RETURN FOR THE PERIOD                                24.09%      =     T


Excluding Payment of the CDSC
Net Asset Value                                           $12.22
Initial Investment                                      $1,000.00      =     P
Ending Redeemable Value                                 $1,240.87      =     ERV

TOTAL RETURN FOR THE PERIOD                                24.09%      =     T


                LIMITED MATURITY GOVERNMENT FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997




Formula                                                   P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                            $12.21
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,041.72     =     ERV
One year period ended 12/31/97                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                 4.17%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $12.21
Initial Investment                                       $1000.00     =     P
Ending Redeemable Value                                 $1,051.72     =     ERV
One year period ended 12/31/97                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                 5.17%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997



Formula                                                   P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                            $12.21
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,182.94     =     ERV
Inception through 12/31/97                                   4.65     =     n

TOTAL RETURN FOR THE PERIOD                                 3.68%     =     T

Excluding Payment of the CDSC
Net Asset Value                                            $12.21
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,182.94     =     ERV
Inception through 12/31/97                                   4.65     =     n

TOTAL RETURN FOR THE PERIOD                                 3.68%     =     T

                LIMITED MATURITY GOVERNMENT FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997






Formula                         ERV - P
                               ---------
                                    P                     =     T

Including Payment of the CDSC
Net Asset Value                                            $12.21
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,182.94     =     ERV

TOTAL RETURN FOR THE PERIOD                                18.29%     =     T

Excluding Payment of the CDSC
Net Asset Value                                            $12.21
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,182.94     =    ERV

TOTAL RETURN FOR THE PERIOD                                18.29%     =     T